UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

January 4, 2023

Date of report (Date of earliest event reported)

KIDOZ INC.

(Exact Name of Registrant as Specified in Its Charter)

Canada	333-120120-01	98-0206369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 220, 1685 West 4th Avenue

Vancouver, BC, V6J 1L8

Canada

(Address of Principal Executive Offices)

(888) 374-2163

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	KIDZ	Toronto Venture Stock Exchange - (TSX-V)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INCORPORATION BY REFERENCE

Effective January 1, 2023, Kidoz Inc. has continued (the “Continuance”) out of the jurisdiction of the Anguillian Business Companies Act, 2022, and into the jurisdiction of the Canada Business Corporations Act (the “CBCA”).

Item 8.01	Other Events

Exhibit 99.1 - Press release announcing the Continuance to Canada Business Corporations Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws;

Exhibit 99.2 - Kidoz Inc. Bylaws in accordance with Canada Business Corporations Act

Exhibit 99.3 – Kidoz Inc. Certificate of Continuance issued by Canada Business Corporations Act

Exhibit 99.4 – Kidoz Inc. Articles of Continuance filed with Canada Business Corporations Act

104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.
(Registrant)

Date:	January 4, 2023	By:	/s/ J. M. Williams
J. M. WILLIAMS,
CEO